Exhibit 99.10

                                                                  EXECUTION COPY
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                                VOTING AGREEMENT
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        This VOTING AGREEMENT (this "Agreement") is made as of November 17,
2003, by and among, CharterMac, a Delaware statutory trust ("CharterMac"), and APH Associates L.P., DLK Associates L.P., Marc Associates, L.P., Related General II L.P. and SJB Associates L.P. (each an "Investor Member" and collectively, the "Investor Members").

        WHEREAS, pursuant to (i) that certain Contribution Agreement, dated as of December 17, 2002, by and among CharterMac Capital Company, LLC, a Delaware limited liability company ("CCC"), and the contributors named therein (the "Contribution Agreement"), (ii) that certain Special Preferred Voting Shares Purchase Agreement, dated as of November 17, 2003, by and among CharterMac and the Investor Members (the "SPV Purchase Agreement"), and (iii) the Amended and Restated Operating Agreement of CCC (the "Operating Agreement"), the Investor Members hold Special Common Units of CCC (the "Special Common Units"), as well as the special preferred voting shares of beneficial interest (the "Special Preferred Shares"), in CharterMac;

        WHEREAS, CCC, CharterMac Corporation, a Delaware corporation ("CM Corp."), and the Investor Members are parties to that certain Exchange Rights Agreement, dated as of November 17, 2003, which provides the Investor Members, among other things, with the right to exchange their Special Common Units for cash or, at the election of CM Corp., for shares of CharterMac's common shares of beneficial interest (the "Common Shares"); and

        WHEREAS, the Investor Members have agreed to enter into this Agreement governing the voting of all of their Special Preferred Shares and any Common Shares issuable upon exchange of their Special Common Units (the "Exchanged Common Shares") and any other Common Shares now or hereafter owned by them (together with the Exchanged Common Shares and the Special Preferred Shares, the "Voting Securities").

        NOW, THEREFORE, the parties hereto in consideration of the foregoing, the covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are acknowledge, do hereby agree as follows:

        Section 1.     Voting of Voting Securities.

                (a) Voting. Throughout the term of this Agreement, except as hereinafter provided, each Investor Member, severally and not jointly, shall cause all of the Voting Securities which such Investor Member, directly or indirectly, owns or controls to be voted at any meeting of the shareholders of CharterMac, or in all proceedings where the vote or written consent in lieu of such a meeting of shareholders holding the Common Shares may be required or authorized by law, with respect to the election of independent trustees of CharterMac in favor of the independent trustees approved by the Board of Trustees of CharterMac in accordance with the terms of CharterMac's Second Amended and Restated Trust Agreement, including the by-laws which are a part thereof (the "By-Laws"), or, if any Investor Member so elects by written notice to CharterMac no later than five (5) business days prior to any such vote, in the same proportion as the unaffiliated CharterMac common shareholders. With respect to all other matters where the vote or written consent of shareholders holding the Common Shares is


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required or authorized by law, the Investor Members shall be entitled to vote their Voting Securities as such Investor Members so choose. For the avoidance of doubt, the Investor Members hereby agree that in the event that any Exchanged Common Shares are issued in exchange for Special Common Units pursuant to the Exchange Rights Agreement during the term of this Agreement, such Exchanged Common Shares shall become subject to the provisions of this Agreement immediately upon issuance.

                (b) Voting Restriction. Until November 17, 2005, the Investor Members that received Voting Securities pursuant to the SPV Purchase Agreement shall not vote more than 90% of the voting power represented by the Voting Securities on any matter requiring a vote of the Common Shares.

        Section 2. Irrevocable Proxy. Each Investor Member hereby irrevocably appoints CharterMac, from and after the date hereof and until the termination of this Agreement, as its attorney-in-fact and proxy pursuant to the provisions of
Section 3806(e) of the Delaware Statutory Trust Act and Section 9 of Article II of the By-Laws, with full power of substitution, for the sole purpose of voting (by written consent or otherwise) as set forth in Section 1 with respect to the Voting Securities (and all other securities issued to the Investor Members in respect of the Voting Securities) which each Investor Member is entitled to vote at any meeting of shareholders of CharterMac (whether annual or special and whether or not an adjourned or postponed meeting) or in respect of any consent in lieu of any such meeting or otherwise, and CharterMac accepts such appointment and agrees to vote on the matters and in the manner specified in
Section 1. Except to the extent stated herein, this proxy and power of attorney is irrevocable and coupled with an interest in favor of CharterMac; provided, however, that this proxy and power of attorney shall terminate on the termination of this Agreement. Each Investor Member hereby revokes all other proxies and powers of attorney with respect to the Voting Securities (and all other securities issued to the Investor Member in respect of the Voting Securities) which it may have heretofore appointed or granted with respect to the matters set forth in Section 1, and, prior to the termination of this Agreement, no subsequent proxy or power of attorney with respect to such matters shall be given or written consent executed (and if given or executed, shall not be effective) by the Investor Member with respect thereto and such Voting Securities shall not be subjected to any voting trust or other voting arrangement or agreement.

        Section 3. Nomination of Independent Trustees. Throughout the term of this Agreement, except as hereinafter provided, none of the Investor Members shall, and each Investor Member shall cause any holder of Voting Shares owned or controlled directly or indirectly by such Investor Member not to, exercise any right such Person may have as a shareholder of CharterMac to nominate any Person for election as an Independent Trustee (as defined in the Second Amended and Restated Trust Agreement of CharterMac) of CharterMac.

        Section 4. Termination. This Agreement shall terminate automatically, without further action by the parties hereto, on the earlier of (i) the date of liquidation or dissolution of CharterMac; (ii) with respect only to the applicable Investor Member, when such Investor Member (or, in the case of an entity, the principal who established the entity), other than Stephen M. Ross, ceases to be an officer, director, trustee or employee of CharterMac or any of its subsidiaries; or (iii) with respect only to the Voting Securities being Transferred (and, with respect to the Exchanged Common Shares and the Special Preferred Shares, upon their permitted


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Transfer pursuant to the Lock-Up Agreement (as defined in the Operating
Agreement) and the Operating Agreement), the Transfer of such Voting Securities to a Person who is not an Investor Member or an Affiliate (as defined in the Contribution Agreement) of an Investor Member.

        Section 5. Filing of the Agreement. CharterMac shall file a copy of this Agreement (and any amendments, supplements or modifications hereto) in the registered office of CharterMac in the State of Delaware, which copy CharterMac shall cause to be open to the inspection of any shareholder of CharterMac any business day during business hours.

        Section 6. Expenses. Except as otherwise provided herein or in the Contribution Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

        Section 7.     Miscellaneous.

                (a) Notices. All notices and other communications given or made pursuant hereto shall be in writing and delivered by hand or sent by registered or certified mail (postage prepaid, return receipt requested) or by nationally recognized overnight air courier service and shall be deemed to have been duly given or made as of the date delivered if delivered personally, or if mailed, on the third business day after mailing (on the first business day after mailing in the case of a nationally recognized overnight air courier service) to the parties at the following addresses:

                    If to any Investor Member, to such Investor Member at such address as set forth on Schedule A hereto.

                    If to CharterMac, to:

                           CharterMac
                           625 Madison Avenue
                           New York, New York  10022

                    with a copy to:

                           Paul, Hastings, Janofsky &Walker LLP
                           75 East 55th Street
                           New York, New York 10022
                           Attention: Mark Schonberger, Esq.

                Any party may by notice given in accordance with this Section 7(a) to the other parties designate another address or Person for receipt of notices hereunder.

                (b) Amendment and Modification. This Agreement may be modified, amended or supplemented only by an instrument in writing signed by all of the parties hereto; provided, however, that any such modification, amendment or supplement shall require the approval of not less than a majority of the Independent Trustees (as defined in the Second Amended and Restated Trust Agreement of CharterMac).


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                (c) Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver (which, in the case of a waiver by CharterMac, shall require the approval of not less than a majority of the Independent Trustees), but such a waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 7(c).

                (d) Governing Law. This Agreement shall be governed by the laws of the State of Delaware without regard to the conflict of laws principles thereof.

                (e) Severability. The invalidity or unenforceability of any provisions of this Agreement in any such jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby and thereby are fulfilled to the extent possible.

                (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                (g) Section Headings. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. All references in this Agreement to Sections are to sections of this Agreement, unless otherwise indicated.

                (h) Entire Agreement. This Agreement, together with the Contribution Agreement and the other Collateral Agreements (as defined in the Contribution Agreement), embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement, the Contribution Agreement and the other Collateral Agreements supersede all prior written or oral agreements and understandings between the parties with respect to the transactions.

                (i) No Third Party-Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each party thereto and their respective representatives, heirs, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit, claim or remedy of any nature whatsoever under or by reason of this Agreement.


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                (j) Interpretation.

                    (1) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumptions or burden of proof will arise favoring or disfavoring any party by virtue of authorship of any provisions of this Agreement.

                    (2) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                    (3) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

                (k) Further Assurances. Each of the parties shall use reasonable efforts to execute and deliver to any other party such additional documents and take such other action, as any other party may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

                            [SIGNATURE PAGES FOLLOW]


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               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          CHARTERMAC

                                          By: /s/ Alan P. Hirmes
                                              Name: Alan P. Hirmes
                                              Title: Chief Operating Officer

                                          APH ASSOCIATES L.P.

                                          By: APH Associates, Inc., its general
                                              partner

                                              By: /s/ Alan P. Hirmes
                                                  Name: Alan P. Hirmes
                                                  Title: President


                                          DLK ASSOCIATES L.P.

                                          By: DLK Associates, Inc., its general
                                              partner

                                              By: /s/ Denise L. Kiley
                                                  Name: Denise L. Kiley
                                                  Title: President


                                          MARC ASSOCIATES, L.P.

                                          By: Marc Associates, Inc., its general
                                              partner

                                              By: /s/ Marc D. Schnitzer
                                                  Name: Marc D. Schnitzer
                                                  Title: President


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                                          RELATED GENERAL II L.P.

                                          By: RCMP, Inc., its general partner

                                              By: /s/ Jeff T. Blau
                                                  Name: Jeff T. Blau
                                                  Title: Vice President

                                          SJB ASSOCIATES L.P.

                                          By: SJB Associates, Inc., its general
                                              partner

                                              By: /s/ Stuart J. Boesky
                                                  Name: Stuart J. Boesky
                                                  Title: President


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                                                                      Schedule A
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                              Addresses for Notices
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If to APH Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Alan P. Hirmes

If to DLK Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Ms. Denise L. Kiley

If to Marc Associates, L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Marc D. Schnitzer

If to SJB Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Stuart J. Boesky

If to The Related Companies, L.P. or to Related General II L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Jeff Blau

with a copy to:

              Michael Orbison, Esq.
              625 Madison Avenue
              New York, NY 10022


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and with a copy to:

              Proskauer Rose LLP
              1585 Broadway
              New York, NY 10036

              Attention: Steven Fishman, Esq.


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